UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   February 28, 2007
                                                          -----------------

                                  Sorell, Inc.
                   ___________________________________________
             (Exact name of registrant as specified in its charter)

                                     Nevada
                       __________________________________
                 (State or other jurisdiction of incorporation)


            0-27675                              86-0914695
(Commission File Number)            (IRS Employer Identification No.)

                      Buk-ri 35, Nama-Myun, Yongin City, South Korea
________________________________________________________________________
          (Address of principal executive offices)          (Zip Code)

                                  82-31-329-8700
               Registrant's telephone number, including area code:

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 28, 2007, shareholders of Tojen, Ltd. acquired 75,000,000 of the issued and outstanding shares of the Registrant, Sorell, Inc., representing approximately 83.1% of the issued and outstanding common stock. Shareholders of Sorell, Inc. cancelled 21,305,000 shares as part of the acquisition. Subsequent to the acquisition, the Registrant intends to change its name to Tojen Holdings, Ltd. to reflect the primary brand name and business of Tojen, Ltd. ("Tojen").

     Effective  February  28,  2007,  the  Registrant  and  Tojen entered into a
Reorganization and Stock Purchase Agreement (the "Agreement") whereby the Registrant acquired all of the outstanding shares of Tojen in exchange for 75,000,000 of the Registrant's newly issued shares of common stock (the "Share Exchange"). As a result, Tojen became a subsidiary of the Registrant's. Simultaneously, the Registrant entered into an Assignment and Assumption Agreement with Bon Kwan Koo pursuant to which Mr. Koo assumed the obligations of S-Cam Co., Ltd., the Company's previous operating subsidiary.

     In evaluating Tojen as a candidate for the proposed acquisition, the Registrant used criteria such as Tojen's business strategy in the telecommunications industry (as set forth more fully below under "Business") and other anticipated operations, and Tojen and its principal's business name and reputation.

     Following the Share Exchange, the Registrant intends to continue Tojen's historical businesses and proposed businesses as set forth more fully immediately below. The historical business and operations of the Registrant shall no longer be continued.

                                    BUSINESS

Executive  Summary

     Tojen Holdings ('Tojen') was formed in February 2005 and is now a rapidly emerging player in the multi-billion dollar telecommunications industry. Tojen Holdings has four wholly owned companies, Tojen Telecom Ltd, Electrex Ltd, Tojen Portfolios LLC and A-1 Portfolios.

     Tojen Telecom Ltd was established as a telecommunications distribution network to take advantage of the worldwide surplus of state-of-the-art mobile telephones, telephone accessories and electronic commodities in Europe and Asia. In a carefully formulated strategy, Electrex Ltd was then used to create a vertical market to guarantee supply and minimize corporate overhead and management time, dealing in logistics and support division, supplying hardware to the dealer network and call centers throughout the U.K.

     In the first instance, Tojen identified a significantly under-served segment of the telecommunications distribution market due to the inherent miscalculation of major networks and manufacturers of standard supply and demand market requirements. It started operations as a market maker and provider of telecommunications products, principally mobile handsets from Nokia, Sony, Ericcson and Motorola. Tojen and its wholly owned companies Tojen Telecom and Electrex Midlands Limited were created to form a secondary trading platform to create cash liquidity and further product flow between the supplier and customer due to market surpluses.

     Tojen has enjoyed rapid growth due to the reputation, depth of experience and contact base of its management team in the telecommunications sector both in Europe and the Middle East. The distribution of the product is with known customers and the procedures have been carefully structured to ensure the most efficient operations at all levels including warehousing and freight forwarding with delivery direct to retail outlets worldwide. The strict due diligence and accounting procedures to eliminate credit risk has yielded a proven supplier and customer base that is currently on track to generate US $389 million of sales p.a. (based on current activity) with a projected 20% growth in the period to June 2007.

Industry  Overview

     The mobile telecoms industry is moving into the maturity phase of the industry life cycle: market penetration rates are at 78% and average revenue per user (ARPU) has been flat for three years. While customer and financial data show the shift from growth to maturity, many of the industry's working practices have not changed since the years of rapid growth. In the distribution channel, this has resulted in a conflict between mobile operators' new business efficiency  imperatives  and  retail  resellers'  objectives  tied  to  customer acquisition. To resolve the conflict, mobile operators need to define, negotiate, and implement a new approach to retail distribution. Tojen seeks to focus on a strategy to meet changing market and regulatory conditions with the objective of maximizing shareholder value.

Future  Diversification

     With the substantial growth and success of the telecommunications distribution business, a secondary focus is being developed to extend and diversify the revenue base into other high value, high quality goods. Two further companies have been created, Tojen Portfolios LLC in Florida and A1 Portfolios Ltd in the UK to accommodate two new agreements. The first is for the exclusive distribution rights of the finest cigars out of the Dominican Republic (worldwide except the USA) and the second is for the distribution rights of branded motorcycles and apparel (throughout Europe).

     Tojen is implementing a growth strategy based on its core business of supply and distribution of mobile phones, accessories and connections in the U.K Management believes that the Company is able to offer the highest quality customer service, along with extremely competitive pricing. Existing partnerships allow the company to give a complete communication solution to trade and domestic consumers alike. With an aggressive growth strategy, improving industry backdrop, first rate alliances, solid margins, myriad of significant profit streams, outstanding business and revenue model, diligent business plan, aggressive marketing strategy, virtual worldwide penetration and an extremely capable experienced management team, management believes that the Company represents a compelling risk/reward situation in its niche specialized segments of the telecommunications solutions arena.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     Effective February 28, 2007, in accordance with the Reorganization Agreement, the Registrant issued 75,000,000 of the Registrant's newly issued restricted shares of common stock to the prior shareholders of Tojen, all of whom were located in the United Kingdom. This issuance was completed in accordance with Regulation S promulgated under the Securities Act of 1933.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  business  acquired

        The financial statements of Tojen, Ltd. for the two fiscal years ended December 31, 2006 and December 31, 2005 will be included by amendment.

(b)  Pro  forma  financial  information

     The Registrant's pro forma consolidated financial statements for the twelve months ended December 31, 2006 will be included by amendment.

(d)     Exhibits

10.1  Reorganization  and  Stock  Purchase  Agreement


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SORELL, INC.

                                            /s/ Bon Kwan Koo
                                           ----------------------------------
                                                Chief Executive Officer

Date: March 5, 2007